Filed pursuant to Rule 497(e)

File Nos. 333-221764 and 811-23312

PEO AlphaQuest™ Thematic PE ETF (LQPE)

listed on NYSE Arca, Inc.

(the “Fund”)

July 21, 2025

Supplement to the

Prospectus and

Statement of Additional Information (“SAI”),

each dated January 18, 2025

Effective immediately, the first two paragraphs of the section titled “Management – AlphaQuest - Investment Sub-Adviser & Futures Trading Advisor” are amended and restated in its entirety to read as follows:

AlphaQuest LLC, located at 110 East 59th Street, 36th Floor, New York, New York 10022, is an SEC-registered investment adviser and a New York limited liability company. AlphaQuest became registered as an investment adviser with the SEC in October 2016. AlphaQuest has been registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor and as a commodity pool operator since April 2001 and registered with the CFTC as a swap firm since December 2020. AlphaQuest has also been a member of the National Futures Association (“NFA”) since April 2001. As of December 31, 2024, AlphaQuest had approximately $2.2 billion in assets under management.

AlphaQuest is responsible for the day-to-day management of the Fund’s Derivatives Strategy, including those instruments traded through the Subsidiary, subject to the supervision of the Adviser and the Board. These services include trading portfolio securities and financial instruments for the Fund and Subsidiary, including selecting broker-dealers to execute purchase and sale transactions.

Effective immediately, the first two paragraphs of the section titled “Investment Sub-Advisers” in the SAI are amended and restated in their entirety to read as follows:

The Adviser has retained PEO Partners, LLC (“PEO”), located at 100 Park Avenue, 26th Floor, New York, NY 10016, to serve as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and PEO (the “PEO Sub-Advisory Agreement”). The Adviser has also retained AlphaQuest LLC (“AlphaQuest”), located at 110 East 59th Street, 36th Floor, New York, New York 10022, to serve as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and AlphaQuest (the “AlphaQuest Sub-Advisory Agreement” and, together with the PEO Sub-Advisory Agreements, the “Sub-Advisory Agreements”).

PEO is responsible for the day-to-day management of the Fund’s Equity Strategy, subject to the supervision of the Adviser and the Board. AlphaQuest is responsible for the day-to-day management of the Fund’s Derivatives Strategy, including those instruments traded through the Subsidiary, subject to the supervision of the Adviser and the Board. AlphaQuest’s services include trading portfolio securities and financial instruments for the Fund and Subsidiary, including selecting broker-dealers to execute purchase and sale transactions. For its services, each Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as set forth in the table below:

Please retain this Supplement for future reference.